UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21593
Kayne Anderson MLP Investment Company
(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas, 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2009
Date of reporting period: November 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the annual period ended November 30, 2009 is attached below.

# Kayne Anderson

*MLP Investment Company*

**ANNUAL REPORT**
**NOVEMBER 30, 2009**

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS
January 26, 2010
Dear Fellow Stockholders:
What a difference a year makes! At the end of fiscal year 2008, we had witnessed the collapse of the credit markets, the disappearance of many of Wall Street’s most prominent firms, the onset of a worldwide recession, and sharp declines in the overall capital markets, the energy markets and the MLP market. It was the worst year on record for the Alerian MLP index which declined an astonishing 39% in the twelve months ended November 30, 2008. While there were signs of improvement in January 2009, the market retreated again in February and March and retested the lows that were set in October and November of 2008. Quite fortunately, the picture at the end of fiscal year 2009 is remarkably different. The world economy shows signs of recovery. Commodity prices have strengthened, and futures prices for crude oil, natural gas and other energy commodities reflect expectations of a global economic recovery and higher worldwide demand for energy.
After retesting multi-year lows during the first calendar quarter of 2009, stock market performance for the last three quarters of the year was quite strong, which we believe was a reflection of increased confidence in an economic recovery and a desire on the part of investors to increase exposure to equities. The S&P 500 and the Dow Jones Industrial Average increased 22% and 17%, respectively, in the twelve months ended November 30, 2009. The performance of MLPs was even more impressive. As commodity prices increased and new capital became readily available, the MLP market staged an unprecedented recovery, with the Alerian MLP index delivering a total return of over 59% for the twelve months ended November 30, 2009. This represented the best annual performance ever by MLPs. Fortunately, this strong performance has continued into fiscal 2010, with the Alerian MLP index rising 11% between November 30, 2009 and January 25, 2010.
At the beginning of fiscal 2009, the MLP sector suffered from three major issues: low commodity prices, uncertain access to capital, and general investor caution towards owning equity securities. The recession resulted in lower demand for energy-related commodities, causing commodity prices to fall significantly from their peaks in July 2008. Peak to trough, crude oil prices fell by 77%, natural gas prices fell by 82%, and prices for natural gas liquids (NGLs) fell by 78%. Exploration and production (E&P) companies cut their capital expenditure budgets and “shut in” production as a result of weak commodity prices. Declining NGL prices squeezed processing margins for gathering and processing (G&P) MLPs. All this led to concerns that declining throughput, prices and margins would force certain MLPs to cut their distributions.
At the same time, access to the capital markets became extremely limited, making it difficult for certain MLPs to fund capital obligations for growth projects and increasing the risk that other MLPs would not be able to refinance their debt obligations when due. Virtually every MLP faced concerns regarding its ability to finance the capital expenditures required to fund growth projects or acquisitions, and in turn, its ability to sustain distribution increases.
As fiscal 2009 progressed, many of these fears were allayed as commodity prices rallied and operating fundamentals improved. Crude oil prices increased 128% from their lows of approximately $34 per barrel in mid-February to approximately $77 per barrel at November 30, 2009. This increase was driven primarily by strong demand for crude from rapidly growing economies like China and India and, to a lesser extent, a weaker U.S. dollar. Likewise, NGL prices increased almost two-fold as the price of a typical NGL basket increased from $0.59 per gallon at the start of the fiscal year to $1.09 per gallon at the end of the fiscal year.
Natural gas prices, on the other hand, declined consistently through the first nine months of the year. Unlike crude oil, natural gas is primarily a “domestic” product in terms of both supply and demand. Domestic natural gas demand was off substantially during 2009 due to the recession, weather and consumer conservation. Industrial demand declined as the recession led to lower levels of manufacturing activity. Residential demand declined as an unusually cool summer reduced the need for air conditioning and as consumers continued conservation efforts. On the supply side, production increased slightly during 2009 as the successful development of several “shale plays” more than offset the impact of significantly lower drilling activity during the year.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS
Despite the difficult operating environment, MLPs were, for the most part, able to preserve or even increase their cash distributions. This was in marked contrast to banks, other financial stocks and REITS — the traditional sources of investment income — which in many cases were forced to severely cut back or eliminate their dividends. While there were a number of MLPs that were forced to reduce or eliminate their distributions, these cuts were generally limited to commodity-sensitive Upstream MLPs and certain of the smaller G&P MLPs. Because most of the cuts were in the smaller MLPs, the average cash distribution for the MLP universe, on a market capitalization weighted basis, increased by 2.4% in fiscal 2009 despite these cuts.
MLPs’ access to the capital markets improved substantially as the year progressed. At the beginning of the year, only the large, diversified, fee-based, investment-grade MLPs could raise capital, and interest rates on new issuances of debt were significantly higher than historical norms. By the end of the year, however, a wide variety of MLPs — ranging from investment grade names to the more commodity-price sensitive Upstream, G&P and Coal MLPs — were able to raise capital. To our surprise, by the end of the year, $7 billion of equity and $11 billion of debt had been raised. In terms of follow-on public offerings, more capital was raised in 2009 than in any previous year. Also of note was a clear change in the use of proceeds as the year progressed: At the beginning of the year, MLPs raised money as a defensive measure to increase liquidity, but by the end of the year, they raised capital to fund growth projects that would drive distribution growth in 2010 and beyond.
Against this backdrop, MLP prices increased substantially and MLP yields began to return to long-term averages as investors sought yield securities and gained confidence in the MLP growth story. Given the substantial increase in MLP equity prices, we have spent a great deal of time analyzing current valuation levels of MLPs. While MLP valuation levels are significantly higher than a year ago, we believe they remain slightly undervalued relative to historical norms. In coming to this conclusion, we compare current MLP valuations to historical levels using metrics such as absolute yields for MLPs, as well as MLP yields relative to certain fixed income benchmarks.
The yield for the Alerian MLP index was 7.9% as of November 30, 2009 which is 57 basis points above the five-year average of 7.3%. Of note, before the onset of the financial crisis in September 2008, MLP yields had averaged 6.6% for the preceding five-year period and were lower than current levels for over 95% of that period. The yield spreads between the Alerian MLP index and other fixed income indices have narrowed as well, but they remain higher than historical averages. For example, the spreads between the yield on the Alerian MLP Index and the 10-year Treasury and Baa bonds were 467 bps and 167 bps, respectively, as of our fiscal year end. This compares to an average spread of 219 bps and 11 bps for the five-year period before the global financial crisis unfolded in September 2008. This information supports our belief that many MLPs are trading at modest discounts to “fair value.”
2009 Performance
Our stock price performance reflected the very strong performance of the underlying MLP sector, with the $24.43 per share closing price on November 30, 2009 more than double the $11.12 per share closing price on December 1, 2008. Likewise, our performance in terms of Net Asset Value was very strong, with Net Asset Value increasing from $14.74 per share on November 30, 2008 to $20.13 per share on November 30, 2009.
One of the measures we employ to evaluate our performance is Net Asset Value Return, which is to the sum of the change in net asset value per share plus the distributions paid during the period being measured, assuming reinvestment in our dividend reinvestment program. During fiscal 2009, our Net Asset Value Return was 51.7%.
Much of our performance this year was attributable to a decision we made in the first quarter to maintain our exposure to the G&P MLPs, even though this sector had been one of the worst performers in late 2008 and early 2009. Instead, we chose to focus on those gathering and processing names we believed had the most potential for stabilizing their operations and recovering in value. Our decision proved to be a wise one, as an index of 10 G&P MLPs increased by 157% during calendar 2009.
On the negative side, as a result of distribution cuts at certain of our portfolio companies, we were forced to reduce our quarterly distribution in the first fiscal quarter from $0.50 per share to $0.48 per share, a reduction of 4%. We have maintained the $0.48 per share distribution in each of the last four quarters.

KAYNE ANDERSON MLP INVESTMENT COMPANY
LETTER TO STOCKHOLDERS
2010 Outlook
In many ways we expect 2010 to be a return to “normal.” With improved access to the capital markets, MLPs are once again focusing on acquisitions and growth projects that we expect, over time, will lead to distribution increases. Valuations have returned to more normalized levels, and we expect low double-digit total returns for MLPs over both the short term and long term. We also expect the IPO market to return with a flurry of deals in 2010, and expect the asset quality of these new deals to be higher and the valuations to be more reasonable than some of the deals completed in 2007 and early 2008.
Going forward, we believe that new energy infrastructure development will provide long-term growth for the MLP sector. Production in new basins — especially the Haynesville Shale in Louisiana, the Marcellus Shale in Pennsylvania and the Eagle Ford Shale and Barnett Shale in Texas — will drive the construction of new energy infrastructure to transport this natural gas to major population centers. We also expect to see the continued expansion of infrastructure to bring natural gas out of the Rocky Mountains and to bring crude oil produced from Canadian oil sands to U.S. refineries that can handle heavy crude oil.
As growth activity for MLPs increases, we anticipate that new investment opportunities will arise. We have completed two follow-on equity offerings over the last five months to ensure we have capital to allocate to attractive investments. While the majority of such opportunities over the past year was in the form of follow-on public offerings, we anticipate that during fiscal 2010 we will have the opportunity to provide capital to MLPs on a privately negotiated basis. These transactions will likely call for creative financial solutions to satisfy MLP capital needs in specific situations where the public markets are not available or not appropriate and should provide opportunities to generate attractive rates of returns.
In December 2009, we announced that our Board of Directors is actively considering refinancing alternatives for the Series D Auction Rate Preferred Stock (ARP Shares). We and our Board of Directors continue to explore alternatives for the repurchase or redemption of the ARP Shares. It is our goal to repurchase or redeem the ARP Shares during 2010, but in order accomplish that goal we must develop a solution that balances the interests of both common and preferred shareholders.
We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in MLPs and other midstream energy companies. We invite you to visit our website at www.kaynefunds.com for the latest updates.
Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON MLP INVESTMENT COMPANY
PORTFOLIO SUMMARY
FOR THE FISCAL YEARS ENDED
(UNAUDITED)
Portfolio Investments by Category *

November 30, 2009	November 30, 2008

*	As a percentage of total investments
Top 10 Holdings by Issuer

		Percent of Total Investments
		as of November 30,
Holding	Sector	2009	2008
1. Plains All American Pipeline, L.P.	Midstream MLP	9.1%	10.7%
2. Magellan Midstream Partners, L.P.	Midstream MLP	7.9	8.1
3. Enterprise Products Partners L.P.	Midstream MLP	7.7	8.6
4. Inergy, L.P.	Propane MLP	6.8	5.3
5. Kinder Morgan Management, LLC	MLP Affiliates	6.0	8.9
6. MarkWest Energy Partners, L.P.	Midstream MLP	5.3	3.1
7. Energy Transfer Partners, L.P.	Midstream MLP	4.8	11.2
8. Copano Energy L.L.C.	Midstream MLP	4.5	4.6
9. Energy Transfer Equity, L.P.	General Partner MLP	4.4	—
10. Enbridge Energy Partners, L.P.	Midstream MLP	4.2	3.9

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009
This discussion contains forward-looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.
Overview
Kayne Anderson MLP Investment Company (the “Company”) is a non-diversified, closed-end management investment company. The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related master limited partnerships (“MLPs”) and their affiliates, and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).
The Company invests principally in equity securities of (i) energy-related MLPs, (ii) owners of such interests in MLPs (“MLP Affiliates”), and (iii) other Midstream Energy Companies. The Company may, from time to time, invest in debt securities of MLPs and other Midstream Energy Companies.
At November 30, 2009, the Company’s long-term investments were as follows:

	Number		Percentage
	of Portfolio		of Long-Term
Category	Companies	Amount	Investments
		($ in 000s)

Equity
MLP	44	$1,432,379	90.1%
MLP Affiliate	2	126,547	8.0

Total Equity	46	1,558,926	98.1
Debt
MLP	5	30,973	1.9

Total	51	$1,589,899	100.0%

As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. During the year ended November 30, 2009 (“fiscal 2009”), the Company estimated that taxable income associated with its ownership in MLPs was equal to 10% of the distributions received from such MLPs. As a result, the Company estimated that 90% of the MLP distributions will be treated as a return of capital for tax purposes. For financial reporting purposes, the Company reflects its MLP distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during fiscal 2009 are included in investment income. The remaining 90% of distributions from MLPs that are treated as a return of capital are reflected as a reduction in the cost basis of the Company’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.
Financial Review
During fiscal 2009, the Company had a net increase in net assets resulting from operations of $335.2 million before dividends to preferred stockholders of $0.5 million. The components of this increase are (i) a net investment loss of $15.4 million ($24.4 million before taxes), (ii) net realized losses of $18.4 million ($29.2 million before taxes) and (iii) net change in unrealized gains of $369.0 million ($586.0 million before taxes).
The Company incurred a net investment loss (before taxes) of $24.4 million during fiscal year 2009. This consisted of net dividends and distributions from MLPs and other Midstream Energy Companies of $12.3 million, which was after the deduction of $90.0 million of cash dividends and distributions received by the Company that were treated as a return of capital. Interest income on investments and repurchase agreements was $2.1 million. Expenses were $38.8 million, including $16.0 million of investment management fees and $19.4 million of interest expense. Investment management fees were equal to an annual rate of 1.375% of average total assets.

KAYNE ANDERSON MLP INVESTMENT COMPANY
MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009
Net realized losses (before taxes) during fiscal 2009 were $29.2 million, consisting of realized losses on investments of $10.7 million, $1.8 realized losses on options and $16.7 million of payments pursuant to interest rate swap contracts (including $14.4 million related to termination of certain contracts). The majority of these contracts were terminated in order to reduce the fixed interest rate paid by the Company. Payments made or received pursuant to those swap contracts are not reflected in interest expense, but are reflected as realized gains or losses. During fiscal 2009, the Company’s portfolio turnover rate was 28.9%, which reflects its sale of long-term investments, compared to average market value of its long-term investments during the year.
Net change in unrealized gains (before taxes) during fiscal 2009 was $586.0 million, including unrealized gains on investments of $577.6 million and an increase in the mark-to-market value of the interest rate swap contracts of $8.7 million.
The Company is taxed as a corporation for federal and state income tax purposes. As a result, the Company records income tax expense or benefit based on the investment income (loss) and realized gains (losses). Similarly, the Company records an income tax expense (benefit) based on the unrealized gains (losses), which are equal to the difference between the current market value of its assets and liabilities compared to the tax basis of those assets and liabilities. At November 30, 2009, the Company was in a net operating loss position that results in its income taxes being deferred. During fiscal 2009, the Company recorded a deferred tax benefit of $9.0 million attributable to its net investment loss; a deferred tax benefit of $10.8 million attributable to its realized losses; and a deferred tax expense of $217 million attributable to its unrealized gains. The Company’s taxes were computed based on an effective tax rate of approximately 37% for the fiscal year ended November 30, 2009.
On August 5, 2009, the Company issued 6,223,700 shares of common stock in a public offering. Net proceeds from the offering of approximately $121 million were used to make new portfolio investments.
On November 4, 2009, the Company completed a $110 million private placement of Senior Notes and redeemed $20 million Series H Senior Unsecured Note, $24 million Series J Senior Unsecured Note and repaid $64 million borrowed under the credit facility.
As of November 30, 2009, the Company had one interest rate swap contract with a notional amount of $125 million with a fixed rate of 0.99% and duration of 2 years. Under this contract, the Company pays a fixed rate of interest and receives a floating rate of interest based on the London Interbank Offered Rate (“LIBOR”).
As of November 30, 2009, the Company had no outstanding borrowings on its $80 million revolving credit facility.
Distributions
The Company paid quarterly distributions totaling $89.6 million or $1.94 per share to its common stockholders during fiscal 2009. Payment of future distributions is subject to board approval, as well as meeting the covenants of the Company’s senior debt and the asset coverage requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
Recent Events
On January 15, 2010, the Company paid a distribution to its common stockholders in the amount of $0.48 per share, for a total of $24.8 million. Of this total, $5.6 million was reinvested into the Company, pursuant to the Company’s dividend reinvestment plan. In connection with that reinvestment, 247,503 shares of common stock were issued.
On January 20, 2010 the Company issued 6,291,600 shares of common stock in a public offering. Net proceeds from the offering of approximately $142 million will be used to make additional portfolio investments in accordance with the Company’s investment objective and policies and for general corporate purposes.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 153.1%
Equity Investments(a) — 150.1%
Midstream MLP(b) — 107.0%
Boardwalk Pipeline Partners, LP	329	$9,293
Buckeye Partners, L.P.	738	38,880
Copano Energy, L.L.C.(c)	3,476	70,209
Crosstex Energy, L.P.(d)	3,084	18,502
DCP Midstream Partners, LP	786	19,765
Duncan Energy Partners L.P.	429	9,639
El Paso Pipeline Partners, L.P.	643	15,232
Enbridge Energy Partners, L.P.(c)	1,373	67,687
Energy Transfer Partners, L.P.(c)	1,760	76,195
Enterprise Products Partners L.P.	4,110	122,425
Exterran Partners, L.P.	1,001	19,342
Global Partners LP	1,318	30,956
Holly Energy Partners, L.P.	402	14,771
Magellan Midstream Partners, L.P.(c)	3,069	126,120
MarkWest Energy Partners, L.P.	3,210	82,326
Martin Midstream Partners L.P.	341	8,970
ONEOK Partners, L.P.	657	38,586
Plains All American Pipeline, L.P.(e)	2,876	145,545
Quicksilver Gas Services LP	323	6,773
Regency Energy Partners LP	2,820	56,209
Spectra Energy Partners, LP	304	8,416
Targa Resources Partners LP	478	9,548
TC PipeLines, LP	814	29,475
TransMontaigne Partners L.P.	283	7,350
Western Gas Partners, LP	785	15,254
Williams Partners L.P.(c)	1,757	49,455
Williams Pipeline Partners L.P.	644	14,062

		1,110,985

General Partner MLP(b) — 12.8%
Alliance Holdings GP L.P.	680	16,386
Energy Transfer Equity, L.P.	2,398	70,737
Enterprise GP Holdings L.P.	1,169	43,254
Inergy Holdings, L.P.	49	2,641

		133,018

MLP Affiliates(b) — 12.2%
Enbridge Energy Management, L.L.C.(f)	639	31,186
Kinder Morgan Management, LLC(c)(f)	1,897	95,361

		126,547

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value
Propane MLP — 10.5%
Inergy, L.P.	3,297	$108,986

Shipping MLP — 6.0%
Capital Product Partners L.P.	895	6,782
K-Sea Transportation Partners L.P.	635	6,620
Navios Maritime Partners L.P.	976	13,815
Teekay LNG Partners L.P.	946	23,034
Teekay Offshore Partners L.P.	700	12,516

		62,767

Coal MLP — 0.7%
Alliance Resource Partners, L.P.	83	3,262
Natural Resources Partners L.P.	78	1,851
Penn Virginia Resource Partners, L.P.	98	1,905

		7,018

Upstream MLP — 0.4%
Legacy Reserves LP	230	4,075

Other MLP — 0.5%
Calumet Specialty Products Partners, L.P.	308	5,530

Total Equity Investments (Cost — $1,196,528)		1,558,926

	Interest		Maturity	Principal
	Rate		Date	Amount
Energy Debt Investments — 3.0%
Upstream MLP(b) — 1.9%
Atlas Energy Resources, LLC	12.13%		8/1/17	$9,000	10,058
Atlas Energy Resources, LLC	10.75		2/1/18	8,747	9,512

					19,570

Midstream MLP — 0.7%
Copano Energy, L.L.C.	7.75		6/1/18	1,800	1,791
Copano Energy, L.L.C.	8.13		3/1/16	500	500
MarkWest Energy Partners, L.P.	6.88		11/1/14	2,000	1,860
Regency Energy Partners LP	9.38		6/1/16	3,000	3,172

					7,323

Coal MLP — 0.4%
Clearwater Natural Resources, LP(d)(g)(h)	(i	)	12/3/09	13,601	4,080

Total Energy Debt Investments (Cost — $37,257)					30,973

Total Long-Term Investments (Cost — $1,233,785)					1,589,899

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

	Interest	Maturity
Description	Rate	Date	Value
Short-Term Investment — 0.6%
Repurchase Agreement — 0.6%
J.P. Morgan Securities Inc. (Agreement dated 11/30/09 to be repurchased at $6,340), collateralized by $6,448 in U.S. Treasury note (Cost — $6,340)	0.07%	12/1/09	$6,340

	No. of
	Contracts
Put Option Contracts Purchased — 0.0%(d)

Midstream MLP
Copano Energy, L.L.C., put option expiring 12/19/09 @ $17.50 (Cost — $89)	1,386	14

Total Short-Term Investments (Cost — $6,429)		6,354

Total Investments — 153.7% (Cost — $1,240,214)		1,596,253

Liabilities
Option Contracts Written(d)
Midstream MLP
Copano Energy, L.L.C., call option expiring 12/19/09 @ $20.00	1,000	(50)
Enbridge Energy Partners, L.P., call option expiring 12/19/09 @ $50.00	1,000	(50)
Energy Transfer Partners, L.P., call option expiring 12/19/09 @ $45.00	1,000	(20)
Magellan Midstream Partners, L.P., call option expiring 12/19/09 @ $40.00	1,000	(110)
Williams Partners L.P., call option expiring 12/19/09 @ $25.00	3,000	(1,161)

Total Call Option Contracts Written (Premiums Received — $584)		(1,391)
Senior Unsecured Notes		(370,000)
Unrealized Depreciation on Interest Rate Swap Contracts		(205)
Deferred Tax Liability		(97,721)
Other Liabilities		(18,824)

Total Liabilities		(488,141)
Other Assets		5,165

Total Liabilities in Excess of Other Assets		(482,976)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$1,038,277

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Security or a portion thereof is segregated as collateral on option contracts written or interest rate swap contracts.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except number of option contracts)

(d)	Security is non-income producing.

(e)	The Company believes that it is an affiliate of Plains All American, L.P. See Note 5 — Agreements and Affiliations.

(f)	Distributions are paid in-kind.

(g)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7.

(h)
Clearwater Natural Resources, LP is a privately-held MLP that the Company believes is a controlled affiliate. On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. In addition to the unsecured term loan, the Company owns 3,889 common units, 34 warrants and 41 unregistered, deferred participation units of Clearwater, the Company assigned no value to these equity investments as of November 30, 2009. CNR GP Holdco, LLC is the general partner of Clearwater. The Company owns 83.7% of CNR GP Holdco, LLC, which was assigned no value as of November 30, 2009, and believes it is a controlled affiliate. See Notes 3, 5, 7 and 15.

(i)
Floating rate unsecured working capital term loan. Interest is paid-in-kind at a rate of the higher of (i) one year LIBOR or (ii) 4.75%, plus 900 basis points (13.75% as of November 30, 2009). As described in Note 2(i), the Company is not accruing interest on this investment.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2009
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,064,894)	$1,440,274
Affiliated (Cost — $81,258)	145,545
Controlled (Cost — $87,633)	4,080
Put option contracts purchased (Cost — $89)	14
Repurchase agreement (Cost — $6,340)	6,340

Total investments (Cost — $1,240,214)	1,596,253
Deposits with brokers	553
Receivable for securities sold	770
Interest, dividends and distributions receivable	894
Income tax receivable	63
Deferred debt issuance costs and other, net	2,885

Total Assets	1,601,418

LIABILITIES
Payable for securities purchased	5,528
Investment management fee payable	4,980
Accrued directors’ fees and expenses	44
Call option contracts written (Premiums received — $584)	1,391
Accrued expenses and other liabilities	8,272
Unrealized depreciation on interest rate swap contracts	205
Deferred tax liability	97,721
Senior Unsecured Notes	370,000

Total Liabilities	488,141

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,038,277

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (51,579,541 shares issued and outstanding, 199,990,000 shares authorized)	$52
Paid-in capital	884,907
Accumulated net investment loss, net of income taxes, less dividends	(119,508)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	51,122
Net unrealized gains on investments and interest rate swap contracts, net of income taxes	221,704

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,038,277

NET ASSET VALUE PER COMMON SHARE	$20

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$91,837
Affiliated investments	10,420

Total dividends and distributions	102,257
Return of capital	(89,987)

Net dividends and distributions	12,270

Interest
Non-affiliated investments	1,938
Controlled investments, net of $779 of bad debt expense	176

Total interest	2,114

Total Investment Income	14,384

Expenses
Investment management fees	16,040
Professional fees	925
Administration fees	598
Reports to stockholders	246
Insurance	225
Directors’ fees	190
Custodian fees	174
Other expenses	1,021

Total Expenses — Before Interest Expense and Taxes	19,419
Interest expense	19,400

Total Expenses — Before Taxes	38,819

Net Investment Loss — Before Taxes	(24,435)
Deferred tax benefit	9,047

Net Investment Loss	(15,388)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	(10,715)
Options	(1,815)
Payments on interest rate swap contracts	(16,736)
Deferred tax benefit	10,835

Net Realized Losses	(18,431)

Net Change in Unrealized Gains/(Losses)
Investments	577,587
Options	(282)
Interest rate swap contracts	8,672
Deferred tax expense	(216,950)

Net Change in Unrealized Gains	369,027

Net Realized and Unrealized Gains	350,596

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	335,208
DISTRIBUTION TO PREFERRED STOCKHOLDERS	(539)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$334,669

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2009	2008
OPERATIONS
Net investment loss, net of tax	$(15,388)	$(31,676)
Net realized losses, net of tax	(18,431)	(628)
Net change in unrealized gains/(losses), net of tax	369,027	(549,121)

Net Increase/(Decrease) in Net Assets Resulting from Operations	335,208	(581,425)

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS(1)
Dividends	—	—
Distributions — return of capital	(539)	(4,176)

Dividends/Distributions to Preferred Stockholders	(539)	(4,176)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	—	—
Distributions — return of capital	(89,586)	(86,757)

Dividends/Distributions to Common Stockholders	(89,586)	(86,757)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock public offerings of 6,223,700 shares of common stock	126,030	—
Underwriting discounts and offering expenses associated with the issuance of common stock	(5,524)	—
Issuance of 1,179,655 and 950,637 shares of common stock from reinvestment of distributions, respectively	21,532	23,484

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	142,038	23,484

Total Increase/(Decrease) in Net Assets Applicable to Common Stockholders	387,121	(648,874)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	651,156	1,300,030

End of year	$1,038,277	$651,156

(1)
The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to preferred and common stockholders for the fiscal years ended November 30, 2009 and 2008 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2009
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$335,208
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	197,068
Return of capital distributions	89,987
Net realized losses	29,266
Unrealized gains on investments, interest rate swap contracts and options written	(585,977)
Accretion of bond discount, net	(240)
Purchase of investments	(552,147)
Proceeds from sale of investments	332,219
Proceeds from sale of short-term investments, net	21,328
Sale of option contracts, net	5,636
Decrease in deposits with brokers	1,762
Decrease in receivable for securities sold	1,749
Increase in interest, dividend and distributions receivable	(212)
Decrease in income tax receivable	669
Decrease in deferred debt issuance costs and other, net	805
Increase in payable for securities purchased	5,499
Increase in investment management fee payable	352
Decrease in accrued directors’ fees and expenses	(8)
Increase in accrued expenses and other liabilities	109

Net Cash Used in Operating Activities	(116,927)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock, net of offering costs	120,506
Proceeds from issuance of senior unsecured notes	110,000
Redemption of senior unsecured notes	(44,000)
Payment of debt issuance costs	(986)
Cash distributions paid to preferred stockholders	(539)
Cash distributions paid to common stockholders	(68,054)

Net Cash Provided by Financing Activities	116,927

NET CHANGE IN CASH	—
CASH — BEGINNING OF YEAR	—

CASH — END OF YEAR	$—

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $21,532 pursuant to the Company’s dividend reinvestment plan.
During the fiscal year ended November 30, 2009, the Company received federal and state income tax refunds of $669 and interest paid was $18,733.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

						For the Period
						September 28,
						2004(1) through
	For the Fiscal Year Ended November 30,					November 30,
	2009	2008	2007	2006	2005	2004
Per Share of Common Stock(2)
Net asset value, beginning of period	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70 (3)

Net investment income/(loss)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss) on investments, securities sold short, options and interest rate swap contracts	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income from investment operations	7.17	(13.29)	2.85	5.77	2.63	0.21

Preferred Stockholder Dividends (4)	—	—	(0.10)	—	(0.05)	—
Preferred Stockholder Distributions — return of capital (4)	(0.01)	(0.10)	—	(0.10)	—	—

Total dividends and distributions — Preferred Stockholders	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common Stockholder Dividends (4)	—	—	(0.09)	—	(0.13)	—
Common Stockholder Distributions — return of capital (4)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — Common Stockholders	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of preferred stock	—	—	—	—	(0.03)	—
Anti-dilutive effect due to issuance of common stock, net of underwriting discounts and offering costs	0.12	—	0.26	—	0.11	—
Anti-dilutive effect due to shares issued in reinvestment of dividends	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(5)	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of Expenses to Average Net Assets(8)
Management fees	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.5%	2.5%	2.5%	3.4%	1.5%	1.2%

Interest expense and auction agent fees	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense/(benefit)	25.4	(29.7)	3.5	13.8	6.4	3.5

Total expenses	30.4%	(23.8)%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9%
Portfolio turnover rate	28.9%	6.7%	10.6%	10.0%	25.6%	11.8%
Average net assets	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior Notes outstanding, end of period	$370,000	$304,000	$505,000	$320,000	$260,000	—
Revolving credit facility outstanding, end of period	—	—	$97,000	$17,000	—	—
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

						For the Period
						September 28,
						2004(1) through
	For the Fiscal Year Ended November 30,					November 30,
	2009	2008	2007	2006	2005	2004
Supplemental Data and Ratios — continued(7)
Auction Rate Preferred Stock, end of period	$75,000	$75,000	$75,000	$75,000	$75,000	—
Asset coverage of total debt(9)	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (Debt and Preferred Stock)(10)	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings outstanding per share of common stock during the period(2)	$6.79	$11.52	$12.14	$8.53	$5.57	—

(1)	Commencement of operations.

(2)
Based on average shares of common stock outstanding of 46,894,632; 43,671,666; 41,134,949; 37,638,314; 34,077,731 and 33,165,900 for fiscal years ended November 30, 2009 through 2005 and the period September 28, 2004 through November 30, 2004.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)
The information presented is a characterization of a portion of the total distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(5)
Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumed reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(8)	The following table sets forth the components of the Company’s ratio of expenses to average total assets for each period presented in the Company’s Financial Highlights.

						For the Period
						September 28,
						2004(1) through
	For the Fiscal Year Ended November 30,					November 30,
	2009	2008	2007	2006	2005	2004
Management fees	1.3%	1.4%	1.4%	2.0%	0.9%	0.7%
Other expenses	0.3	0.2	0.2	0.2	0.3	0.4

Subtotal	1.6%	1.6%	1.6%	2.2%	1.2%	1.1%

Interest expense and auction agent fees	1.5	2.1	1.3	1.1	0.6	0.0
Income tax expense/(benefit)	15.8	(18.5)	2.2	8.9	5.0	3.3

Total expenses	18.9%	(14.8)%	5.1%	12.2%	6.8%	4.4%

Average total assets	$1,245,442	$1,841,311	$2,105,217	$1,520,322	$1,137,399	$778,899
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(9)
Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(10)
Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
1. Organization
Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”
2. Significant Accounting Policies
A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
B. Subsequent Events — As required by the Subsequent Events Topic of the FASB Accounting Standards Codification, the Company has recognized in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company will disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Company will disclose the date through which the subsequent events have been evaluated. Management has evaluated any matters requiring such disclosure through the date when such financial statements were issued and has noted no such events. Subsequent events after such date have not been evaluated with respect to the impact on such financial statements.
C. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current, deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Energy debt securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For energy debt securities that are considered corporate bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell energy debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.
The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:
•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.
•
Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•
Valuation Committee. The Valuation Committee meets, generally, on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.
•
Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.
At November 30, 2009, the Company held 0.4% of its net assets applicable to common stockholders (0.3% of total assets) in securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors, with fair value of $4,080. See Note 7 — Restricted Securities.
E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.
All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.
The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2009, the Company had no open short sales.
G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.
H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
For the fiscal year ended November 30, 2009, the Company estimated that 90% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $89,987 of dividends and distributions received from its investments. Included in this amount is a decrease of $1,010 attributed to 2008 tax reporting information received by the Company in fiscal 2009. The tax reporting information is used to adjust the Company’s prior year return of capital estimate. This resulted in an equivalent reduction in the cost basis of the associated MLP investments. Net Realized Losses and Net Change in Unrealized Gains in the accompanying Statement of Operations were decreased and increased by $34,905 and $55,082, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.
I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.
Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain.
During the fiscal year ended November 30, 2009, the Company recorded $955 in interest income related to its investment in Clearwater Natural Resources, LP (“Clearwater”). During third quarter 2009, the Company established a full reserve of $779 which represented past due interest accrued from January 1, 2009 to May 31, 2009. The Company received a payment-in-kind note for interest accrued from December 1, 2008 through December 31, 2008. These additional notes received by the Company are included in the Schedule of Investments at fair value. Since the second quarter of 2009, the Company has not accrued interest income on its investment in Clearwater. See Note 15 — Subsequent Events.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
During the fiscal year ended November 30, 2009, the Company received $10,052 paid-in-kind stock dividends in total from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. Paid-in-kind stock dividends consist of additional units of Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt.
J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders of the Company’s auction rate preferred stock are accrued on a daily basis and are determined as described in Note 12 — Preferred Stock. The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.
K. Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.
L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.
The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.
The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2009, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.
Interest rate swap contracts. The Company uses interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.
Option contracts. The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.
The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.
The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.
When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.
N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
3. Fair Value
As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.
The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.
•
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value at November 30, 2009. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)(1)
Assets at Fair Value
Equity investments	$1,558,926	$1,558,926	$—	$—
Equity debt investments	30,973	—	26,893	4,080
Option contracts purchased	14	—	14	—
Repurchase agreement	6,340	—	6,340	—

Total assets at fair value	$1,596,253	$1,558,926	$33,247	$4,080

Liabilities at Fair Value
Unrealized depreciation on interest rate swaps	$205	—	$205	—
Option contracts written	1,391	—	1,391	—

Total liabilities at fair value	$1,596	—	$1,596	—

(1)	The Company’s investments in Level 3 represent its investments in Clearwater Natural Resources, L.P. and CNR GP Holdco, LLC as more fully described in Note 7 — Restricted Securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended November 30, 2009.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments
Balance — November 30, 2008	$32,987
Transfers out of Level 3	—
Realized gains/(losses)	—
Unrealized losses, net	(28,907)
Purchases, issuances or settlements	—

Balance — November 30, 2009	$4,080

The $28,907 of unrealized losses presented in the table above relate to investments that are still held at November 30, 2009 and the Company includes these unrealized losses in the Statement of Operations — Net Change in Unrealized Gains/(Losses).
The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2009 and at November 30, 2008.
4. Concentration of Risk
The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.
5. Agreements and Affiliations
A. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. On June 15, 2009, the Company renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon approval of the Company’s Board of Directors.
For the fiscal year ended November 30, 2009, the Company paid management fees at an annual rate of 1.375% of average total assets.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid distributions on any outstanding common stock and accrued and unpaid distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
B. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.
In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
Clearwater Natural Resources, LP — At November 30, 2009, the Company held approximately 42.5% of the limited partnership interest of Clearwater. The Company controls CNR GP Holdco, LLC, which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of Clearwater under the 1940 Act by virtue of its controlling interest in the general partner of Clearwater.
CNR GP Holdco, LLC — At November 30, 2009, the Company held an 83.7% interest in CNR GP Holdco, LLC (“CNR”), which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of CNR under the 1940 Act by virtue of its controlling interest.
On January 7, 2009, Clearwater filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Clearwater continued operations as a debtor-in-possession during fiscal 2009. On January 12, 2010, Clearwater closed on the sale of substantially all of its reserves and operating assets. See Note 15 — Subsequent Events for more detail.
Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
6. Income Taxes
Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of November 30, 2009 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$56,994
Capital loss carryforwards	50,650
Other	105
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(198,307)
Basis reductions resulting from estimated return of capital	(7,163)

Total net deferred tax liability	$(97,721)

At November 30, 2009, the Company had federal net operating loss carryforwards of $155,312 (deferred tax asset of $52,622). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $54,194; $52,182; $26,118 and $22,818 of the net operating loss carryforward will expire in 2026, 2027, 2028 and 2029, respectively. As of November 30, 2009, the Company had a capital loss carryforward of approximately $137,076. If not utilized, $50,267 and $86,809 of capital loss carry forwards will expire in 2013 and 2014, respectively. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. In addition, the Company has state net operating losses of $142,078 that represent a deferred tax asset of $4,372. These state net operating losses begin to expire in 2011 through 2029.
Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.
Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets.
The Company will continue to assess the need for a valuation allowance in the future. Unexpected significant decreases in cash distributions from the Company’s MLP holdings or significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the fiscal year ended November 30, 2009, as follows:

Computed “expected” federal income tax	$186,296
State income tax, net of federal tax expense	10,903
Other	(131)

Total income tax expense	$197,068

At November 30, 2009, the cost basis of investments for federal income tax purposes was $1,055,790 and the net cash received on option contracts written was $584. The cost basis of investments includes a $184,424 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At November 30, 2009, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$624,986
Gross unrealized depreciation of investments (including options)	(85,331)

Net unrealized appreciation before tax and interest rate swap contracts	539,655
Net unrealized depreciation on interest rate swap contracts	(205)

Net unrealized appreciation before tax	539,450

Net unrealized appreciation after tax	$339,854

7. Restricted Securities
From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.
At November 30, 2009, the Company held the following restricted investments:

				Number of					Fair
				Units,					Value per		Percent
		Type of		Principal ($)	Acquisition		Cost	Fair	Unit/	Percent of	of Total
Investment	Security	Restriction		(in 000s)	Date		Basis	Value	Warrant	Net Assets	Assets
Clearwater Natural Resources, L.P.	Common Units		(1)	3,889		(2)	$72,860	—	—	—	—
Clearwater Natural Resources, L.P.	Unsecured Term Loan		(1)	$13,601		(3)	13,690	$4,080	n/a	0.4%	0.3%
Clearwater Natural Resources, L.P.	Deferred Participation Units		(1)	41	3/5/2008		—	—	—	—	—
Clearwater Natural Resources, L.P.	Warrants		(1)	34	9/29/2008		—	—	—	—	—
CNR GP Holdco, LLC	LLC Interests		(1)	n/a	3/5/2008		1,083	—	—	—	—

Total of securities valued in accordance with procedures established by the Board of Directors(4)							$87,633	$4,080		0.4%	0.3%

Atlas Energy Resources, LLC	Senior Notes		(5)	$8,747		(6)	$7,152	$9,512	n/a	0.9%	0.6%
Regency Energy Partners LP	Senior Notes		(5)	$3,000		(6)	3,016	3,172	n/a	0.3	0.2

Total of securities valued by prices provided by market maker or independent pricing services							$10,168	$12,684		1.2%	0.8%

Total of all restricted securities							$97,801	$16,764		1.6%	1.1%

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)

(1)
On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Clearwater continued operations as a debtor-in-possession during fiscal 2009. On January 12, 2010, Clearwater closed on the sale of substantially all of its reserves and operating assets. See Note 15 — Subsequent Events for more detail.

(2)	The Company purchased common units on August 1, 2005 and October 2, 2006.

(3)
The Company purchased term loans on January 11, 2008; February 28, 2008; May 5, 2008; July 8, 2008; August 6, 2008; and September 29, 2008. The Company is not accruing interest income on this investment.

(4)	Restricted securities that are classified as a Level 3. Security is valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(5)
Unregistered security of a public company. Restricted securities that are classified as a Level 2. Securities with a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(6)	Acquired at various dates throughout the fiscal year ended November 30, 2009.
8. Derivative Financial Instruments
Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2009 were as follows:

	Number of
	Contracts	Premium
Put Options Purchased
Options outstanding at beginning of period	—	$—
Options purchased	1,386	89
Options exercised	—	—
Options expired	—	—

Options outstanding at end of period	1,386	$89

Call Options Purchased
Options outstanding at beginning of period	17,100	$5,243
Options exercised	(14,100)	(3,704)
Options expired	(3,000)	(1,539)

Options outstanding at end of period	—	$—

Call Options Written
Options outstanding at beginning of period	800	$101
Options written	28,929	3,258
Options written and subsequently repurchased	(3,986)	(404)
Options exercised	(14,535)	(1,940)
Options expired	(4,208)	(431)

Options outstanding at end of period	7,000	$584

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
Interest Rate Swap Contracts — The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. On December 24, 2008, the Company terminated $66,000 aggregate notional amount of interest rate swap contracts with a weighted average fixed interest rate of 3.77% for $3,550. On February 4, 2009, the Company paid $8,700 to reduce the fixed rates paid on the remaining interest rate swap contracts outstanding at the time. On November 23, 2009, the Company terminated $194,000 aggregate notional amount of interest rate swap contracts with a weighted average fixed interest rate of 1.341% for $2,130.
As of November 30, 2009, the Company had entered into an interest rate swap contract with UBS AG as summarized below.

		Fixed Rate	Net Unrealized
	Notional	Paid by the	Appreciation/
Termination Date	Amount	Company	(Depreciation)
11/25/2011	$125,000	0.99%	$(205)
For the interest rate swap contract, the Company receives a floating rate, based on one-month LIBOR.
As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification below are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.
The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging		Fair Value as of
Instruments	Statement of Assets and Liabilities Location	November 30, 2009
Assets
Put options	Put option contracts purchased	$14

Liabilities
Call options	Call option contracts written	$(1,391)
Interest rate swap contracts	Unrealized depreciation on interest rate swap contracts	(205)

		$(1,596)

The following tables set forth the effect of derivative instruments on the Statement of Operations.

		For the Fiscal Year Ended
		November 30, 2009
			Change in
		Net Realized	Unrealized Gains/
		Losses on	(Losses) on
		Derivatives	Derivatives
Derivatives Not Accounted For as	Location of Gains/(Losses)	Recognized in	Recognized in
Hedging Instruments	on Derivatives Recognized in Income	Income	Income
Put options	Options	$—	$(76)

Call options	Options	(1,815)	(206)
Interest rate swap contracts	Interest rate swap contracts	(16,736)	8,672

		$(18,551)	$8,466

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
9. Investment Transactions
For the fiscal year ended November 30, 2009, the Company purchased and sold securities in the amounts of $552,147 and $332,219 (excluding short-term investments, options and interest rate swaps), respectively.
10. Revolving Credit Facility
On June 26, 2009, the Company entered into an $80,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. JPMorgan Chase Bank, N.A. was lead arranger of the Credit Facility, and Bank of America N.A., UBS Investment Bank and Citibank, N.A. participated in the syndication. The Credit Facility has a 364-day commitment terminating on June 25, 2010. The interest rate may vary between LIBOR plus 2.25% and LIBOR plus 3.50% depending on asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to the one-month LIBOR plus 2.25% per annum based on current asset coverage ratios. The Company will pay a fee equal to a rate of 0.50% per annum on any unused amounts of the Credit Facility. The Credit Facility contains various covenants related to other indebtedness, liens and limits on the Company’s overall leverage.
For the fiscal year ended November 30, 2009, the average amount outstanding under the Company’s credit facilities was $9,651 with a weighted average interest rate of 3.28%. As of November 30, 2009, the Company had no outstanding borrowings under the Credit Facility.
11. Senior Unsecured Notes
At November 30, 2009, the Company had $370,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding.
On November 4, 2009, the Company completed a private placement of $110 million, aggregate principal amount, senior unsecured fixed and floating rate notes. Net proceeds from the private placement were used to repay $20 million of Series H Senior Unsecured Notes, $24 million of Series J Senior Unsecured Notes, and $64 million borrowed under the credit facility.
The table below sets forth the key terms of each series of the Senior Unsecured Notes.

	Principal
	November 30,	Principal	Principal	Principal
Series	2008	Redeemed	Issued	Outstanding	Interest Rate	Maturity
G	$75,000	—	—	$75,000	5.645%	6/19/2011
H	20,000	$20,000	—	—	—	—
I	60,000	—	—	60,000	5.847%	6/19/2012
J	24,000	24,000	—	—	—	—
K	125,000	—	—	125,000	5.991%	6/19/2013
M	—	—	$60,000	60,000	4.560%	11/04/2014
N	—	—	50,000	50,000	3-month LIBOR + 185 bps	11/04/2014

	$304,000	$44,000	$110,000	$370,000

Holders of the fixed rate Senior Unsecured Notes (Series G, Series I, Series K and Series M) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series N) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate equal to the 3-month LIBOR plus 1.85%.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
During the period, the average principal balance outstanding was $308,882 with a weighted average interest rate of 5.47%.
The Senior Unsecured Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Unsecured Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%. The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
At November 30, 2009, the Company was in compliance with all covenants under the Senior Unsecured Notes agreements.
12. Preferred Stock
At November 30, 2009, the Company had 3,000 shares of Series D Auction Rate Preferred Stock (“ARP Shares”) outstanding, totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The ARP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
Holders of the ARP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period.
Since February 14, 2008, there have been more ARP Shares offered for sale then there were buyers of those ARP Shares, and as a result, the auctions of the Company’s ARP Shares have failed. As a result, the dividend rate on the ARP Shares has been set at such maximum rate. Based on the Company’s current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable LIBOR. If the credit rating of the Company’s ARP Shares by Moody’s or Fitch is downgraded below Aa3 or AA-, respectively, the maximum rate will increase. Such increase will be based on the resulting credit rating for the Company’s ARP Shares, but the maximum rate is applied at 300%. The dividend rate as of November 30, 2009 was 0.43%. The weighted average dividend rate for the fiscal year ended November 30, 2009 was 0.70%. This rate includes the applicable rate based on the latest results of the auction and does not include commissions paid to the auction agent. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding senior securities representing indebtedness and preferred stock would be less than 200%.
The ARP Shares are redeemable in certain circumstances at the option of the Company. The ARP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
The holders of the ARP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of ARP Shares or the holders of common stock. See Note 15 — Subsequent Events.
13. Common Stock
The Company has 199,990,000 shares of common stock authorized and 51,579,541 shares outstanding at November 30, 2009. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2009 were as follows:

Shares outstanding at November 30, 2008	44,176,186
Shares issued through reinvestment of distributions	1,179,655
Shares issued in connection with offerings of common stock (1)	6,223,700

Shares outstanding at November 30, 2009	51,579,541

(1)
On August 5, 2009, the Company closed its public offering of 6,223,700 shares of common stock at a price of $20.25 per share. Total net proceeds from the offering were $120,506 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14. Notice of Potential Purchases of Preferred Stock
The Company may, from time to time, repurchase shares of its Series D auction rate preferred stock for cash at a price not above the market value of such shares at the time of such purchase, subject to the requirements of applicable law.
15. Subsequent Events
We have evaluated subsequent events through January 29, 2010, the date the Company’s financial statements were issued.
On December 14, 2009, an investment advisory firm claiming to represent owners of 31.5% of the Company’s outstanding ARP Shares filed a Schedule 13D, or a Beneficial Ownership Report, with the SEC, disclosing its intention to nominate a candidate for election by the ARP Shares to our Board of Directors at the next annual meeting of stockholders. That nomination was formally made in the letter to our Secretary, also dated December 14, 2009. The Nominating Committee of our Board of Directors has not yet made a recommendation with respect to such nominee. Based on that letter and prior communications with officers of the Company, the aforementioned firm may seek to influence the timing and terms of our repurchase of the ARP Shares. In such 13D filing, that firm disclosed that it purchased a portion of such ARP Shares in private transactions at a discount to the liquidation preference after the auctions related to the ARP Shares began to fail in February 2008.
On December 15, 2009, the Company declared its quarterly distribution of $0.48 per common share for the period September 1, 2009 through November 30, 2009 for a total of $24,758. The distribution was paid on January 15, 2010 to shareholders of record on January 6, 2010. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,584 was reinvested into the Company through the issuance of 247,503 shares of common stock.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
On December 16, 2009, we announced that our Board of Directors is actively exploring refinancing alternatives for the ARP Shares. We and our Board of Directors have been in discussions with our underwriters, as well as with certain large preferred shareholders, to develop a solution that balances the interests of both common and preferred shareholders. We continue to explore alternatives for the repurchase or redemption of the ARP Shares. It is our goal to repurchase or redeem the ARP Shares during 2010. However, such repurchase or redemption will be dependent upon many factors, including accessing new preferred equity on acceptable terms. There can be no assurance as to whether or when such repurchase or redemption will occur.
On January 12, 2010, Clearwater closed on the sale of substantially all of its reserves and operating assets to International Resource Partners, L.P. As part of the reorganization plan approved by the Bankruptcy Court, the Company will receive consideration for its unsecured term loan. Such consideration will be in the form of cash and a royalty interest in the reserves sold. The Company will not receive any consideration for its equity investment in Clearwater or CNR GP Holdco, LLC.
On January 20, 2010 the Company issued 6,291,600 shares of common stock in a public offering. Net proceeds from the offering, of approximately $142,431 used to make new additional portfolio investments in accordance with the Company’s investment objective and policies, and for general corporate purposes.

KAYNE ANDERSON MLP INVESTMENT COMPANY
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Kayne Anderson MLP Investment Company:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson MLP Investment Company (the “Company”) at November 30, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
January 29, 2010

KAYNE ANDERSON MLP INVESTMENT COMPANY
PRIVACY POLICY NOTICE
(UNAUDITED)
Kayne Anderson MLP Investment Company (the “Company”) considers privacy to be fundamental to its relationship with its stockholders. The Company is committed to maintaining the confidentiality, integrity and security of the non-public personal information of its stockholders and potential investors. Accordingly, the Company has developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide the Company with nonpublic personal information.
The Company may collect several types of nonpublic personal information about stockholders or potential investors, including:
•
Information from forms that you may fill out and send to the Company or one of its affiliates or service providers in connection with an investment in the Company (such as name, address, and social security number);

•	Information you may give orally to the Company or one of its affiliates or service providers;

•	Information about your transactions with the Company, its affiliates, or other third parties, such as the amount stockholders have invested in the Company;

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of its stock; and

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).
The Company may disclose all of the information it collects, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing its compliance with industry standards. Such third parties are required to uphold and maintain its privacy policy when handling your nonpublic personal information.
The Company may disclose information about stockholders or potential investors at their request. The Company will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.
Within the Company and its affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Company and its affiliates have been instructed to follow its procedures to protect the privacy of your information.
The Company reserves the right to change this privacy notice in the future. Except as described in this privacy notice, the Company will not use your personal information for any other purpose unless it informs you how such information will be used at the time you disclose it or the Company obtains your permission to do so.

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:
1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.
2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.
3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.
4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.
5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.
6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.
7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

KAYNE ANDERSON MLP INVESTMENT COMPANY
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
8. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.
9. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.
10. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.
11. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
12. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.
13. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.
14. These terms and conditions shall be governed by the laws of the State of Maryland.
Adopted: September 27, 2004
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)
The Company’s Board of Directors has approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.
During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.
After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Company under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.
The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:
The nature, extent, and quality of the services to be provided by the Adviser
The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions or concerns raised by them in the past. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.
The Company’s performance under the management of the Adviser
The Independent Directors reviewed information pertaining to the performance of the Company. This data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company. The comparative information showed that the performance of the Company compares favorably to other similar funds. The Independent Directors also considered the fact that the Company has historically outperformed the benchmark provided under the Agreement for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Company’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy-related master limited partnerships. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Company at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant.

KAYNE ANDERSON MLP INVESTMENT COMPANY
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)
The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Company
The Independent Directors considered the profitability of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Company is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Company. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Company. The Independent Directors acknowledged that the Company’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Company’s portfolio, by aggregating securities trades.
The Independent Directors also considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group and believed such comparisons to be acceptable to the Company. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.
The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders
The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Company. They considered the anticipated asset levels of the Company, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Company.
Based on the review of the Board of Directors of the Company, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)
Independent Directors(1)

Other
	Position(s)			Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Anne K. Costin (2) c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since inception	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson Energy Total Return Fund, Inc.

Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	3-year term (until the 2012 Annual Meeting of Stockholders)/served since inception	Senior partner at Good Swartz Brown & Berns LLP, a division of JH Cohen LLP as of June 1, 2008, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson Energy Total Return Fund, Inc. and OSI Systems, Inc. (specialized electronic products)

Gerald I. Isenberg c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term (until the 2011 Annual Meeting of Stockholders)/served since inception	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(3) from 1998 to 2002.	Kayne Anderson Energy Total Return Fund, Inc.; Teeccino Caffe Inc.; the Caucus for Television Producers, Writers & Directors Foundation

William H. Shea, Jr. c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1954)	Director	3-year term (until the 2010 Annual Meeting of Stockholders)/served since March 2008	Private investor since June 2007. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners, L.P. (pipeline transportation and refined petroleum products company). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings, L.P. and its predecessors.	Kayne Anderson Energy Total Return Fund, Inc.; Penn Virginia. Corp. (oil and natural gas company).

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)
Interested Director(1) and Corporate Officers

Other
	Position(s)			Directorships
Name, Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Kevin S. McCarthy(4) c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1959)	Chairman of the Board of Directors; President and Chief Executive Officer	3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer/served since inception	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYE and Kayne Anderson Energy Development Company (“KED”) since inception (KYE inception in 2005 and KED inception in 2006). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	Kayne Anderson Energy Total Return Fund, Inc.; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, LLC; Direct Fuels Partners, L.P.; ProPetro Services, Inc.

Terry A. Hart c/o KA Fund Advisors, LLC 717 Texas Avenue Suite 3100, Houston, TX 77002 (born 1969)	Chief Financial Officer and Treasurer	Elected annually/served since December 2005	Chief Financial Officer and Treasurer of KYE since December 2005 and of KED since September 2006. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary and Chief Compliance Officer	Elected annually/served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYE since 2005 and of KED since 2006.	None

J.C. Frey c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary	Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYE since 2005 and of KED since 2006. Executive Vice President of KYE and KED since June 2008	None

James C. Baker c/o KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100, Houston, TX 77002 (born 1972)	Executive Vice President	Elected annually/served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYE and KED since June 2008. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	ProPetro Services, Inc.

KAYNE ANDERSON MLP INVESTMENT COMPANY
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)
Due to her ownership of securities issued by one of the underwriters in certain of our previous securities offerings, Ms. Costin, in the future, may be treated as an “interested person” during any subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

(3)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds was formerly an affiliate of KACALP.

(4)	Mr. McCarthy is an “interested person” of Kayne Anderson MLP Investment Company by virtue of his employment relationship with KAFA, investment adviser of the Company.
Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863/MLP-FUND.

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL CERTIFICATION
(UNAUDITED)
The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)
The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:
•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.
Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).
The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Forms N-Q available on its website at http://www.kaynefunds.com.
SHARE REPURCHASE DISCLOSURE
(UNAUDITED)
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC.	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	260 Madison Avenue, 8th Floor
Houston, TX 77002	New York, NY 10016

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynefunds.com.
This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d) During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.
(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d) The information in the table below is provided for services rendered to the Registrant by its independent Registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2009, and (b) fiscal year ended November 30, 2008.

	2009	2008
Audit Fees	$214,000	$218,482

Audit-related Fees	40,000	—
Tax	195,000	196,500
Other	—	—

Total	$449,000	$414,982

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for each of the last two fiscal years were $195,000 for the fiscal year ended November 30, 2009 and $196,500 for the fiscal year ended November 30, 2008. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.
Item 6. Schedule of Investments.
Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser. Effective December 31, 2006, Kayne Anderson Capital Advisors, L.P. assigned its investment management agreement to its subsidiary, KA Fund Advisors, LLC (the “Adviser”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2009, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson Energy Total Return Fund, Inc. since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at Kayne Anderson Capital Advisors, L.P. since June 2004 and of KA Fund Advisers, LLC (collectively with Kayne Anderson Capital Advisors, L.P., “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of Kayne Anderson Energy Total Return Fund, Inc. since May 2005 and Kayne Anderson Energy Development Company since September 2006, Vice President of Kayne Anderson Energy Total Return Fund, Inc. from May 2005 through June 2008 and Kayne Anderson Energy Development Company from September 2006 through July 2008, and Executive Vice President of Kayne Anderson Energy Total Return Fund, Inc. and Kayne Anderson Energy Development Company since June 2008 and July 2008 respectively. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2009. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets in the		Total Assets in the		Total Assets in the
	Number of	Accounts ($ in	Number of	Accounts ($ in	Number of	Accounts ($ in
Portfolio Manager	Accounts	millions)	Accounts	millions)	Accounts	millions)
Kevin McCarthy	1	$892	0	N/A	0	N/A
J.C. Frey	1	$892	1	$58	1	23

(1)
Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers: The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2009. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets in the		Total Assets in the		Total Assets in the
	Number of	Accounts ($ in	Number of	Accounts ($ in	Number of	Accounts ($ in
Portfolio Manager	Accounts	millions)	Accounts	millions)	Accounts	millions)
Kevin McCarthy	1	$205	1	$240	0	N/A
J.C. Frey	1	$205	10	$1,478	2	$29

(1)
Messrs. McCarthy and Frey serve as portfolio manager of KED, a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.

(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to that of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation, as of November 30, 2009:
Messrs. McCarthy and Frey are compensated by Kayne Anderson Capital Advisors, L.P. through partnership distributions from Kayne Anderson Capital Advisors, L.P., based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts, and which in the case of the Registrant’s performance, is measured against an Index.

Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.
(a)(4) As of November 30, 2009, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each portfolio manager in the Registrant is shown below:
Kevin McCarthy: $100,001-$500,000
J.C. Frey: $100,001-$500,000
Through their limited partnership interests in Kayne Anderson Capital Advisors, L.P., which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(d) under the 1940 Act) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics attached as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY
Date: February 8, 2010	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 8, 2010	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: February 8, 2010	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
(a)(1) Code of Ethics attached as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.